UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(866) 374-2678
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(d) The Adtalem Board of Directors (the “Board”) has appointed Dr. Charles DeShazer as an independent member of Adtalem’s Board effective April 2, 2021.  Dr. DeShazer will stand for re-election at Adtalem’s 2021 annual meeting of stockholders.  Dr. DeShazer will receive compensation and benefits from Adtalem for service on the Board on the same terms as other non-employee directors as described in Adtalem’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on October 15, 2020.

The Board has appointed Dr. DeShazer to the Academic Quality and External Relations committees of the Board.

There are no arrangements or understandings between Dr. DeShazer or any other person pursuant to which he was appointed as a director of Adtalem.

There are no transactions between Dr. DeShazer and Adtalem that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933.

In connection with the foregoing appointments, the Board approved an increase in the size of the Board from nine to ten members effective April 2, 2021.

A copy of the press release announcing the appointment of Dr. DeShazer as a director is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Dr. DeShazer, 62, is the Director, Clinician Product for Google Health.  He joined Google in March of 2021 and helps lead the development of their Electronic Health Record search products.  He previously was the Senior Vice President and Chief Medical Officer of Highmark, Inc., one of the largest insurance organizations in the United States.  Dr. DeShazer served in this role since 2017 and was responsible for defining clinical strategy, overall medical leadership, and providing direction in the development, organization, management, and strategic direction of Highmark’s processes related to health care quality, efficiency, and cost improvement.  Dr. DeShazer joined Highmark in 2016 as Vice President and Executive Medical Director, Clinical Services.  Prior to joining Highmark, Dr. DeShazer served as the Chief Quality Officer for BayCare Health System from 2012-2016.  From 2010-2012 he served as Vice President, Medical Information, Quality and Transformation for Dean Health System.

Item 9.01              Financial Statements and Exhibits

99.1           Adtalem Global Education Inc. Press Release dated March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Stephen W. Beard
Stephen W. Beard
Chief Operating Officer

Date: March 31, 2021